UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 10, 2011
WESCO International, Inc.
(Exact name of registrant as specified in its charter)
Commission file number 001-14989

Delaware (State or other jurisdiction of incorporation or organization)	25-1723345 (IRS Employer Identification No.)

225 West Station Square Drive Suite 700 Pittsburgh, Pennsylvania 15219 (Address of principal executive offices) including area code)	(412) 454-2200 (Registrant’s telephone number,
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 10, 2011, the Board of Directors of WESCO International, Inc. (the “Company”) announced the appointment of John J. Engel as Chairman of the Board, effective at the close of the Annual Meeting of the Stockholders in May 2011 and to serve until such time as his successor may be selected by the Board, in its discretion.
     A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
Exhibit 99.1 Press Release of WESCO International, Inc., dated as of March 10, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO INTERNATIONAL, INC.
	By:	/s/ Daniel Brailer
Daniel Brailer
Dated: March 10, 2011		Vice President, Treasurer, Investor Relations and Corporate Affairs

EXHIBIT INDEX
Exhibit 99.1 Press Release of WESCO International, Inc., dated as of March 10, 2011